Net financial income (loss)	12 Months Ended
Dec. 31, 2022
Income, expense, gains or losses of financial instruments [abstract]
Net financial income (loss)	Net financial income (loss)

	For the years ended December 31,
(in thousands of euros)	2022	2021	2020
Income from cash and cash equivalents	256	—	—
Foreign exchange gains	3,277	6,347	104
Other financial income	—	13	97
Total financial income	3,533	6,360	201
Interest cost	(5,599)	(383)	4,676
EIB debt initial valuation impact	(6,855)	—	—
Lease debt interests	(238)	(288)	(333)
Foreign exchange losses	(1,171)	(109)	(1,697)
Total financial expenses	(13,863)	(780)	2,646
Net financial income (loss)	(10,329)	5,580	2,847
Interest cost
For the year ended December 31, 2022, interest cost amounts to €5.4 million, mainly due to interest costs on the EIB loan (see Note 12.1 Conditional advances, bank loan and loan granted by public authorities) which consists of fixed and variable rate interests of €1.6 million and €3.7 million respectively.
For the year ended December 31, 2021, interest cost was a net amount of €383 thousands, mainly due to the EIB loan interest and discounting impact (see Note 12.1 Conditional advance, bank loan and loans from government and public authorities) which was a net income of €4.2 million in 2021 as a result of the EIB royalties sales reforecast catch up effect and the accretion of the debt cost, offset by €1.8 million impact of EIB fixed interest cost.
For the year ended December 31, 2020, interest cost was a positive net amount of €4.7 million, substantially due to the EIB loan interests and discounting impact (see Note 12.1 Conditional advance, bank loan and loans from government and public authorities) which was a net income of €4.8 million in 2020 as a result of the EIB royalties sales reforecast catch up effect and the accretion of the debt cost, offset by €1.7 million impact of EIB fixed interest cost.
IFRS 9 debt valuation impact
The financial loss of €6.9 million relates to the difference between the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million) in connection with execution of the Amendment Agreement with EIB. (See Note 12)
Foreign exchange gains and losses
In 2022, the Company had net foreign exchange gains of €2.1 million compared to €6.1 million as of December 31, 2021. Exchange gains relate to HSBC bank account denominated in U.S. dollars.
In 2020, the Company had net foreign exchange losses of €1.6 million associated with $113.3 million from the gross proceeds of the global offering in a US dollar bank account.